                        INFORMATION IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than registrant [_]

Check the appropriate box:
[_] Preliminary proxy statement.         [_] Confidential, for use of the
                                             Commission only (as permitted by
                                             Rule 14a-6(e)(2)).
[X] Definitive proxy statement.

[_] Definitive additional information.

[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                              RACOM SYSTEMS, INC.
   ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     Common Stock, $.01 par value

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
     19,987,230 shares of common stock

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify filing by registration statement number, or the form or schedule and the date of its filing:

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)  Filing Party:
     Racom Systems, Inc.
--------------------------------------------------------------------------------

(4)  Date Filed:
     June 17, 1999
--------------------------------------------------------------------------------

                              RACOM SYSTEMS, INC.
                                 P.O. Box 3224
                            Boulder, Colorado 80307



July 1, 1999


Dear Stockholders of Racom Systems, Inc.:

     You are invited to attend a Special Meeting of the Stockholders of Racom Systems, Inc. (the "Company") to be held at the Law Offices of Gary A. Agron, 5445 DTC Parkway, Suite 520, Englewood, Colorado 80111, the Company's counsel, at 9:30 A.M. local time, July 12, 1999, or at any adjournment or postponement thereof (the "Special Meeting").

     At the Special Meeting, you will be asked to consider and vote upon an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's common stock, par value $0.01 (the "Common Stock") on the basis of one share for each fifteen shares outstanding (the "Reverse Split") in order to reduce the number of outstanding shares of Common Stock, from 19,987,230 to approximately 1,332,482 and to consider and vote upon any and all other business that may properly come before the Special Meeting. Details relating to this matter including potential reasons for the Reverse Split are set forth in the attached Proxy Statement. Please review and consider the enclosed materials carefully. All stockholders of record of the Company as of the close of business on June 17, 1999 will be entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof.

     YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REVERSE SPLIT. THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE PROPOSED REVERSE SPLIT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

     Regardless of the number of shares you hold or whether you plan to attend the Special Meeting, we urge you to complete, sign, date and return the enclosed proxy card immediately. If you attend the Special Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

Sincerely,


Arthur B. Rancis
President

                              RACOM SYSTEMS, INC.


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 12, 1999


     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Racom Systems, Inc. (the "Company") will be held at the Law Offices of Gary A. Agron, 5445 DTC Parkway, Suite 520, Englewood, Colorado 80111, the Company's counsel, at 9:30 A.M. local time, July 12, 1999, or at any adjournment or postponement thereof, for the following purposes:

     1. To approve an amendment to the Company's Certificate of Incorporation to effect the Reverse Split;

     2. To consider and vote upon any and all other business that may properly come before the Special Meeting of Stockholders.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 17, 1999 ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS AND AT ANY ADJOURNMENTS THEREOF.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IMMEDIATELY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING OF STOCKHOLDERS WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING.

Dated:  July 1, 1999



BY ORDER OF THE BOARD OF DIRECTORS



Arthur B. Rancis
President

                              RACOM SYSTEMS, INC.
                                 P.O. Box 3224
                            Boulder, Colorado 80307
                           Telephone: (303) 517-5569



                                PROXY STATEMENT

     This proxy statement (this "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Racom Systems, Inc. (the "Company"), a Delaware corporation, of holders of $0.01 par value Common Stock ("Common Stock") to be voted at a special meeting of stockholders of the Company (the "Special Meeting") to be held at the Law Offices of Gary A. Agron, 5445 DTC Parkway, Suite 520, Englewood, Colorado 80111, the Company's counsel, at 9:30 A.M. on July 12, 1999 or at any adjournment or postponement thereof. At the Special Meeting of the holders of Common Stock will be asked to consider and vote upon an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's common stock, par value $.01 (the "Common Stock") on the basis of one share for each fifteen shares outstanding (the "Reverse Split") in order to reduce the number of outstanding shares of Common Stock, from 19,987,230, to approximately 1,332,482 and to consider and vote upon any and all other business that may properly come before the Special Meeting. Reasons for the Reverse Split, including potential mergers and acquisitions are discussed in the body of this Proxy Statement.

     Management knows of no other matter to be brought before the Special Meeting of Stockholders not referred to in this Proxy Statement; if, however, other matters properly come before the Special Meeting of Stockholders, a Proxy will be voted in accordance with the judgment of the person voting such Proxy, unless the Proxy card indicates otherwise.

     This Proxy Statement and the accompanying form of proxy is being first mailed or given to all stockholders of the Company on or about July 2, 1999. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the proposals set forth herein.

     All Proxies received pursuant to this solicitation will be voted at the Special Meeting of Stockholders and at any adjournments thereof as indicated in the accompanying Proxy card. If the Proxy is properly executed and returned, the shares it represents will be voted at the Special Meeting of Stockholders in accordance with the instructions noted thereon. If no instructions are given, the Proxy will be voted FOR all of the proposals presented. Any stockholder executing the attached Proxy card may revoke it at any time before it is voted:
(a) by submitting a duly executed Proxy bearing a later date; (b) by giving written notice of revocation to the Secretary of the Company; or (c) by attending the Special Meeting of Stockholders and orally withdrawing the Proxy.

                    VOTING SHARES AND PRINCIPAL STOCKHOLDERS

     The close of business of June 17, 1999, has been fixed by the Board of Directors of the Company as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting. The voting securities of the Company consist of 40,000,000 authorized shares of Common Stock, of which 19,987,230 were issued and outstanding at the closed of business on the Record Date and approximately 1,332,482 will be outstanding after the Reverse Split. Each share of Common Stock held as of the Record Date will entitle the holder thereof to one vote on each matter that may come before the Special Meeting.

     A majority of the issued and outstanding shares entitled to vote, represented in person or by proxy, constitutes a quorum at any stockholders' meeting, including at the Special Meeting.


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning the holdings of Common Stock (i) by each person who, as of June 17, 1999, holds of record or is known by the Company to hold beneficially or of record, more than 5% of the Company's Common Stock, and (ii) by each director, and by all directors and executive officers as a group who hold Common Stock. All shares are owned beneficially and of record.

          NAME                     BENEFICIALLY OWNED /(1)/      PERCENT OF CLASS
  GEM Singapore Pte Ltd.                    8,500,000                     42.53%
  c/o Loughran & Co.
  38 Hertford Street
  London W1Y 7TG
  England

  Turbo International Ltd.                  8,500,000                     42.53%
  Shirley House
  50 Shirley Street
  P. O. Box N-7755
  Nassau, Bahamas

  Intag International Limited /(2)/         1,264,178                      6.32%
  52 Phillip Street
  Sydney NSW Australia

  Ramtron International Corporation /(3)/   1,122,546                      5.6%
  1850 Ramtron Drive
  Colorado Springs, Colorado

  John A. Hinds /(4)/                                 32,593                        (6)
  61818 Red Meadow Court
  Bend, Oregon 97702

  Arthur B. Rancis/(5)/                              133,333                        (6)
  P. O. Box 3224
  Boulder, Colorado 80307

  Christopher F. Brown                                    --                        (6)
  712 Fifth Avenue, 7th Floor
  New York, New York 10019

  Edward J. Tobin                                         --                        (6)
  712 Fifth Avenue, 7th Floor
  New York, New York 10019

  Thomas Tuttle                                           --                        (6)
  712 Fifth Avenue, 7th Floor
  New York, New York 10019

  All officers and directors as a group (5 persons)  165,926

-----------------------

  (1) Beneficial ownership as reported in the table has been determined in accordance with applicable federal regulations and includes (a) shares of the Company's Common Stock as to which a person possess sole or shared voting and/or investment power and (b) shares of the Company's Common Stock which may be acquired within sixty days upon the exercise of outstanding stock options and warrants.

  (2) Includes 71,504 Common Stock purchase warrants.

  (3) Includes 55,878 Common Stock purchase warrants.

  (4) Includes 2,223 shares and options to purchase 30,371 shares of Common
      Stock.

  (5) Includes options to purchase 133,333 shares of Common Stock.

  (6) Less than 1% of class.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. NO STATEMENT OF FACT HEREIN SHALL BE DEEMED TO CREATE ANY IMPLICATION THAT SUCH FACTS HAVE NOT CHANGED SINCE THE DATE HEREOF.



               The Date of this Proxy Statement is July 1, 1999

                       ACTION TO BE TAKEN AT THE MEETING

                                  PROPOSAL 1

                              REVERSE STOCK SPLIT


     The Company's Board of Directors on May 17, 1999, approved an amendment to the Company's Certificate of Incorporation to authorize a reverse stock split of the Company's Common Stock on the basis of one share for each fifteen shares outstanding while maintaining 40,000,000 shares of $.01 par value Common Stock authorized for issuance. Fractional shares resulting from the Reverse Split will be rounded up to the next whole share. In addition, the Company's option plans and outstanding Warrants to purchase Common Stock provide for the adjustment of the number of shares into which each outstanding option is exercisable to reflect the Reverse Split.

     Based upon the number of shares of Common Stock outstanding on the Record Date, upon the effectiveness of the Reverse Split, the total number of outstanding shares of Common Stock would be reduced to approximately 1,332,482. The full text of the proposed amendment to the Company's Certificate of Incorporation with respect to this Proposal is set forth in Appendix A to this Proxy Statement and the following description is qualified in its entirety by reference thereto. Pursuant to the Reverse Split, each fifteen outstanding shares of Common Stock will be automatically converted into one share of Common Stock. In the event that, as a result of the Reverse Split, a stockholder would own a fractional share, the Company will issue to such Stockholder an additional full share of Common Stock in lieu thereof. The Reverse Split will not change the total number of authorized shares or the par value of the Common Stock. The Company currently has 19,987,230 shares of Common Stock issued and outstanding. After giving effect to the Reverse Split, the Company will have approximately 1,332,482 shares of Common Stock issued and outstanding. As a result of the Reverse Split, the number of authorized shares of Common Stock available for future issuance will increase from 20,012,770 to approximately 38,667,518.

Reasons for the Reverse Split

     The reason for the Reverse Split is to increase the number of authorized shares available for future issuances pursuant to (a) mergers and acquisitions of other businesses and technologies; (b) capital-raising transactions, such as public offerings and private placements of the Company's securities stock option and ownership plans and other compensation arrangements with management, employees and outside consultants; and (c) stock option and ownership plans and other compensation arrangements with management, employees and outside consultants. Further the Reverse Split might help safeguard the Company's tradability on the NASDAQ SmallCap Market(C).

Potential Mergers and/or Acquisitions and other Fund-raising Transactions

     The Company is desirous of increasing its asset and revenue base and believes that it could do so through a merger with or acquisition of a company with active operations.

     On May 17, 1999, the Company's Board of Directors approved the Company's entering into a letter of intent and a common stock purchase agreement with an advisory firm. On June 4, 1999, the Company entered into the letter of intent (the "Letter") with GEM Advisors, Inc., a registered broker-dealer and an advisory firm ("GEM"). The Letter provides for the Company to enter into a stock purchase agreement with GEM and contemplates GEM locating a merger or acquisition target for the Company.

     On June 8, 1999, the Company entered into a common stock purchase agreement (the "Agreement") with GEM Singapore Pte Ltd. ("GEM Singapore") and Turbo International Ltd. ("Turbo"), which provided for the sale of an aggregate of 17,000,000 shares of Common Stock to GEM Singapore and Turbo for a purchase price of $170,000. The Agreement further provided that (i) four (4) of the six
(6) directors of the Company would resign, (ii) the size of the Board of Directors would be reduced to five (5) members, and (ii) three (3) nominees of GEM Singapore and Turbo would be appointed to the Board of Directors in order to complete the remaining terms of the resigning directors. The three (3) replacement directors are Christopher F. Brown, Thomas Tuttle and Edward J. Tobin.

     Christopher F. Brown, age 36, became a director of the Company on June 11, 1999, to fill a vacancy created by the resignation of three of the directors of the Company. Mr. Brown is also the President of GEM North America Inc. Previously he was with Drexel Burnham Lambert as an associate, Smith Barney as an Investment Advisor from 1986 to 1988, and Shearson Lehman Brothers from 1988 to 1993. He subsequently founded and managed the Mergers and Acquisitions department at Drake Capital Securities, Inc. From September 12, 1996 to April 1999, Mr. Brown served as a director of D-Vine, Ltd.

     Edward Tobin, age 42, became a director of the Company on June 11, 1999, to fill a vacancy created by the resignation of three of the directors of the Company. Mr. Tobin is also Managing Director of GEM Ventures, Ltd. Prior to joining GEM, Mr. Tobin was Managing Director of Lincklaen Partners, a private
venture capital group.    From September 11, 1996 to April 1999, Mr. Tobin
served as Chairman of the Board of Directors and Chief Executive Officer of D-Vine, Ltd. Mr. Tobin received his M.B.A. from the Wharton School, and a Master of Science in Engineering and a Bachelor of Science in Economics from the University of Pennsylvania.

     Thomas Tuttle, age 32, became a director of the Company on June 11, 1999, to fill a vacancy created by the resignation of three of the directors of the Company. Mr. Tuttle is also a Managing Director of Global Emerging Markets North America, Inc. Prior to this he was the Indonesian county manager for Morgan Stanley where he was responsible for capital raising and advisory services in that market. From September 12, 1996 to April 1999, Mr. Tuttle served as a director of D-Vine, Ltd.

     The Letter further provides that GEM will seek an entity with an operating business with which the Company could acquire or merge. It is contemplated that if such an acquisition or merger were to occur, the Company would form a subsidiary, and transfer and assign its current assets and liabilities to the subsidiary but retain the newly acquired assets. Presently, GEM has been investigating several private companies to introduce to the Company. No letter of intent, acquisition, merger or reorganization agreement has been negotiated or entered into.

     The Board of Directors of the Company believes that a merger or acquisition would benefit both the Company and the private company and have identified a number of potential benefits of a possible merger or acquisition

     (1) Increasing the asset and revenue base of the Company as well as provide new opportunities for capital appreciation;

     (2) Addressing its debt service needs with a new source of revenue

     (3) Obtaining a business with operations and revenue to allow the Company to again meet the listing requirement for the NASDAQ SmallCap Market(C);

     (4) Allowing the private company to obtain a larger shareholder base and establish a public trading market for its securities;

     (5) Helping the private company gain the interest of investment bankers and brokerage firms that only raise capital for public companies; and

     (6) Enabling the private company to access public capital markets to raise money for research and development efforts.

     Since the Company does not know when or through what method it will be reorganized, the Company is unable to discuss the material federal income tax consequences of any corporate combination to its shareholders.

     The Company would endeavor to have any corporate reorganization or combination treated as a nontaxable reorganization within the meaning of Section 368(a)(1)(a) of the Code.

     If the contemplated corporate combination is treated as a nontaxable reorganization, then the following Federal income tax consequences may result:

     (a) no gain or loss will be recognized by holders of the Company's Common Stock upon the exchange of the outstanding shares of private company's Common Stock;

     (b) no gain or loss will be recognized by the private company's shareholders upon the exchange of their shares of the private company common stock for shares of Common Stock of the Company; and

     (c) the holding period of the private company's shareholders with respect to the Shares of the Company's Common Stock received by them will not include the holding period of such shareholders with respect to the shares of the private company common stock surrendered in exchange therefor.

     Further, since the Company does not know the type of method of corporate reorganization or combination, the Company is unable at this time to discuss the accounting statement of any contemplated transaction.

Ability to Meet and Maintain Smallcap Market Status

     The Company's Common Stock was traded on the NASDAQ SmallCap Market(C) from March of 1997 to April of 1999, when it was delisted for failing to meet the maintenance requirements for a continued listing. One of the several requirements of NASDAQ for a listing on the SmallCap Market(C) is maintaining a market price of at least $1.00 per share. During the first quarter of 1999, the Company's Common Stock traded below $1.00 per share. The Board of Directors believes that there are other benefits to the Reverse Split. The Reverse Split could increase the market price of the Company's Common Stock in order to meet the minimum requirements for a listing of the Common Stock on the NASDAQ SmallCap Market(C).

     The Board of Directors believes that there are benefits to the Company and its stockholders to obtain the listing of the Common Stock on the NASDAQ SmallCap Market(C). By reducing the number of outstanding shares of Common Stock through a Reverse Split, the trading price of the Common Stock may increase, thereby enabling the Company to meet the $4.00 per share minimum price required by NASDAQ for an initial listing. A higher share price may also make the Common Stock more attractive to a broader group of investors. Stockholders should note, however, that the Board of Directors cannot predict what effect, if any, the Reverse Split will have on the market price of, or the market for, the Common Stock.

Anti-Takeover Effect

     Furthermore, because the Reverse Split will reduce only the number of outstanding shares of Common Stock and not the number of shares authorized for issuance, the reverse stock split will result in an increase in the available number of shares of Common Stock authorized for issuance by the Board of Directors. This increase in shares available for issuance could, in certain instances, render more difficult or discourage an unwanted merger, tender offer or proxy contest and thus potentially could have an "anti-takeover" effect, especially if stock were issued in response to a potential takeover.

     The Reverse Split may result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares. In addition, there can be no assurance that the Reverse Split will increase or will not adversely impact the market price of the Common Stock, that the marketability of the Common Stock will improve as a result of the Reverse Split or that the Reverse Split will otherwise have any of the effects described herein.

     The amendment effecting the Reverse Split as approved by the Board of Directors provides that the Board may abandon the amendment at any time, notwithstanding stockholder approval and without further action by the stockholders. Therefore, it is possible that the Reverse Split may never be effected even if it is approved by the stockholders.

     If the Reverse Split is approved by the stockholders, it will become effective automatically upon the filing of the required documents with the Secretary of State of Delaware and, upon such filing, each share of Common Stock will automatically be converted into the number of shares of Common Stock that would give effect to the Reverse Split. The Company will notify current stockholders of the filing of the applicable documents with the Secretary of State of Delaware and will furnish stockholders of record as of the close of business on such filing date with a letter of transmittal for use in exchanging certificates. The Company's stockholders, promptly after the amendment to the Certificate of Incorporation becomes effective, must mail their certificates representing their Common Stock to American Securities Transfer and Trust, Inc.,
P. O. Box 1596, Denver, Colorado, the Company's Transfer Agent, if they wish to obtain a new stock certificate giving effect to the Reverse Split.

     The Company believes that: (i) the proposed Reverse Split will not be a taxable transaction to the Company; (ii) the Company's stockholders will not recognize any gain or loss as a result of the Reverse Split; (iii) the aggregate tax basis of the Common Stock received by the stockholders pursuant to the Reverse Split will equal the aggregate tax basis of the stockholders' Common Stock prior to the Reverse Split; and (iv) the holding period of the Common Stock received by the Company's stockholders will include the holding period of the stockholders' Common Stock before the Reverse Split, provided the Common Stock was a capital asset in the hands of such stockholder.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS APPROVE THIS AMENDMENT TO THE CERTIFICATE OF INCORPORATION AUTHORIZING A ONE SHARE FOR FIFTEEN SHARES REVERSE SPLIT OF ALL OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK


                       VOTE REQUIRED TO APPROVE PROPOSALS

     A vote in favor by the holders of at least a majority of the outstanding shares of Common Stock is required to approve Proposal No. 1. Abstentions are counted toward the calculation of a quorum but are not treated as either a vote for or against the relevant Proposal. An abstention has the same effect as a vote against the relevant Proposal. Any unvoted position in a brokerage account will be considered as not voted and will not be counted toward fulfillment of quorum requirements but will have the same effect as a vote against each of the Proposals. Stockholders have no right under Delaware law or under the Company's Certificate of Incorporation or Bylaws to dissent from Proposal No. 1.

                             STOCKHOLDER PROPOSALS

     As previously disclosed to Stockholders in connection with the Company's 1999 Annual Meeting, Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Stockholders must submit their proposals in writing to the Secretary at the address set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than December 31, 1999 for inclusion in next year's proxy statement and proxy card. No stockholder proposals will be accepted for the Special Meeting.


                                 OTHER MATTERS

     The Board of Directors does not intend to present for consideration at the Special Meeting any business other than the matters referred to in the accompanying Notice. In the event any other matter should properly come before the Meeting, the person(s) appointed by the accompanying Proxy will vote on such other matters in accordance with their best judgment pursuant to the discretionary authority granted in the Proxy.

     The solicitation of proxies by means of this Proxy Statement is being made by the Company. All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. No director of the Company has informed the Company of such director's intent to oppose the actions contemplated by this Proxy Statement.

     The above notice and Proxy Statement are sent by order of the Board of Directors.



Dated: July 1, 1999                          Arthur B. Rancis
                                             President

                                  APPENDIX A

                           CERTIFICATE OF AMENDMENT
                        OF CERTIFICATE OF INCORPORATION

                                      OF

                              RACOM SYSTEMS, INC.


     Racom Systems, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     1. The Certificate of Incorporation is hereby amended to effect a reverse split of the outstanding shares of the Corporation's common stock, $0.01 par value (the "Common Stock"). Effective on the filing of this Certificate of Amendment of Certificate of Incorporation, each issued and outstanding share of the Common Stock shall be automatically converted without further action into
0.06666 of a share of the Common Stock. All fractions of a share created by the foregoing reverse split shall be automatically converted without further action into a whole share of the Common Stock.

     2. The amendment to the Certificate of Incorporation herein certified was duly adopted by the Board of Directors and stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     3. The Corporation has caused this Certificate of Amendment to be executed by ______________, its authorized ___________________.

     4. This Certificate of Amendment shall be effective as of the date of filing with the Delaware Secretary of State.


Date:  _______________, 1999.


__________________________
Name:
Title:

                                     PROXY

                    SOLICITED BY THE BOARD OF DIRECTORS OF

                              RACOM SYSTEMS, INC.

     The undersigned hereby appoints John A. Hinds and Arthur B. Rancis, and each of them, as the lawful agents and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Racom Systems, Inc. held of record by the undersigned on June 17, 1999, at the Special Meeting of stockholders to be held July 12, 1999, or any adjournment or postponement thereof.

     Any executed proxy which does not designate a vote for any item shall be deemed to grant authority for any item not designated and will be voted "FOR"
                                                                         ---
any such item.

     ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" ALL ITEMS AND "FOR" THE ELECTION OF ALL NOMINEES TO THE
               ---                 ---
BOARD OF DIRECTORS . YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

PLEASE MARK YOUR VOTES BY PLACING AN "X" IN THE APPROPRIATE BOX IN EACH ITEM.
                                      -

     1. To consider and vote upon the proposal to amend the Company's Certificate of Incorporation to effect a fifteen-for-one reverse stock split with respect to the Company's outstanding Common Stock;

          FOR ___        AGAINST ___          ABSTAIN ___

     2. To consider and vote upon any and all other business that may properly come before the Special Meeting of Stockholders;

          FOR ___        AGAINST ___          ABSTAIN ___

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THE PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your

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

full title as such. If a corporation please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


NAME _____________________________________


SIGNATURE(S) _____________________________

             _____________________________

DATE _____________________



PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF STOCKHOLDERS. [_]

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